Sit Mutual Funds
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc., comprised of:
Series A: Sit International Growth Fund
Series B: Sit Balanced Fund
Series C: Sit Developing Markets Growth Fund
Series D: Sit Small Cap Growth Fund
Series G: Sit Dividend Growth Fund
Series H: Sit Global Dividend Growth Fund
Series I: Sit Small Cap Dividend Growth Fund
Series J: Sit ESG Growth Fund
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Supplement dated March 1, 2025
to
Prospectus dated November 1, 2024
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This Supplement contains information that amends certain information contained in the Sit Stock Funds’ Prospectus (“Prospectus”) dated November 1, 2024.
Effective March 1, 2025, Sit Investment Associates, Inc. (the “Adviser”) has agreed to management fee waivers for the Sit Small Cap Dividend Growth Fund (the “Fund”) Class I and Class S shares equal to 0.40%. Prior to March 1, 2025, the fee waiver was equal to 0.35%.
Accordingly, the following change is being made to the Prospectus: Effective March 1, 2025, in the “FUND SUMMARY” section for the Sit Small Cap Dividend Growth Fund (Series I), the sub‑section “FEES AND EXPENSES OF THE FUND” is replaced in its entirety with the following:
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

	Class I	Class S
Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of amount redeemed only on shares held for less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Acquired Fund Fees and Expenses(1)	0.06%	0.06%
Distribution (12b‑1) fees	None	0.25%
Total Annual Fund Operating Expenses(1)	1.31%	1.56%
Fee Waiver(2)	(0.40)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver	0.91%	1.16%

(1)
The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses.

Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies.
(2)
Sit Investment Associates, Inc. (the “Adviser”) has agreed to management fee waivers for Class I and Class S shares equal to 0.40% through June 30, 2026. Until such date, the waivers cannot be terminated without approval by the Fund’s Board of Directors. After June 30, 2026, the Adviser may elect to extend, modify or terminate the fee waivers.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $100,000 in Class I shares of the Fund and $10,000 in Class S shares of the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. This Example reflects the current fee waivers in effect for the 1‑Year period. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$933	$3,779	$6,836	$15,515
Class S	$119	$457	$818	$1,833
—————————————————————
Supplement dated March 1, 2025
to
Statement of Additional Information dated November 1, 2024
————————————————————
This Supplement contains information that amends certain information contained in the Sit Stock Funds’ Statement of Additional Information (“SAI”) dated November 1, 2024.
Effective March 1, 2025, Sit Investment Associates, Inc. (the “Adviser”) has agreed to management fee waivers for the Sit Small Cap Dividend Growth Fund (the “Fund”) Class I and Class S shares equal to 0.40%. Prior to March 1, 2025, the fee waiver was equal to 0.35%.
Accordingly, the following change is being made to the SAI: Effective March 1, 2025, the section “INVESTMENT ADVISER and ADMINISTRATOR – Compensation and Allocation of Expenses” is revised to change the fee paid to the Adviser net of fee waivers for the Small Cap Dividend Growth Fund to 0.85%.
Shareholders should retain this Supplement for future reference.